Net Income Per Unit	6 Months Ended
Jun. 30, 2021
Earnings Per Share [Abstract]
Net Income Per Unit

11. Net Income Per Unit

The general partner’s and common unit holders’ interests in net income are calculated as if all net income for periods subsequent to April 4, 2007 were distributed according to the terms of the partnership’s agreement, regardless of whether those earnings would or could be distributed. The Limited Partnership Agreement (the “Partnership Agreement”) does not provide for the distribution of net income; rather, it provides for the distribution of “available cash”, which is a contractually-defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves determined by the Partnership’s board of directors to provide for the proper resources for the Partnership’s business. Unlike available cash, net income is affected by non-cash items. The Partnership follows the guidance relating to the Application of the Two-Class Method and its application to Master Limited Partnerships and considers whether the incentive distributions of a master limited partnership represent a participating security when considered in the calculation of earnings per unit under the Two-Class Method.

The Partnership also considers whether the Partnership Agreement contains any contractual limitations concerning distributions to the incentive distribution rights that would impact the amount of earnings to allocate to the incentive distribution rights for each reporting period.

Under the Partnership Agreement, the holder of the incentive distribution rights in the Partnership, which is currently CGP, assuming that there are no cumulative arrearages on common unit distributions, has the right to receive an increasing percentage of cash distributions after the minimum quarterly distribution.

For the six-month periods ended June 30, 2021 and 2020 the Partnership excluded the effect of 412,916 and 428,958 non-vested unit awards in calculating dilutive EPU for its common unitholders, as they were anti-dilutive. The non-vested units were participating securities because they received distributions from the Partnership and these distributions did not have to be returned to the Partnership if the non-vested units were forfeited by the grantee.

In addition, for the six-month period ended June 30, 2021 the Partnership excluded the effect of 331,214 repurchased common units, under the repurchase plan (Note 9), from the date of their repurchase in calculating basic and diluted EPU for its common unitholders.

The Partnership’s net income for the six-month periods ended June 30, 2021 and 2020 did not exceed the First Target Distribution Level of $1.6975 per unit per quarter, as such term is defined in the Partnership Agreement, and as a result, the assumed distribution of net income did not result in the use of increasing percentages to calculate CGP’s interest in net income.

The Two-Class Method was used to calculate EPU as follows:

BASIC and DILUTED	For the six-month periods ended June 30,

Numerators	2021	2020
Partnership’s net income	$46,282	$15,330
Less:
General Partner’s interest in Partnership’s net income	856	282
Partnership’s net income allocable to unvested units	1,014	347
Common unit holders’ interest in Partnership’s net income	44,412	14,701
Denominators
Weighted average number of common units outstanding, basic and diluted	18,086,778	18,194,142
Net income per common unit:
Basic and diluted	$2.46	$0.81